PRUDENTIAL INVESTMENT PORTFOLIOS 3

Gateway Center Three, 4th Floor

100 Mulberry Street

Newark, New Jersey 07102

July 27, 2015

VIA EDGAR

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	497 Filing for Prudential Investment Portfolios 3
Registration numbers 333-95849 and 811-09805

Dear Sir or Madam:

We are filing today via EDGAR an exhibit under Rule 497 containing interactive data format risk/return summary information. The exhibit mirrors the risk/return summary information in a supplement, dated July 10, 2015 (SEC accession number 0000067590-15-000952), to the Prospectus, dated April 30, 2015 for the Prudential Strategic Value Fund. The purpose of the filing is to submit the 497 filing dated July 10, 2015 in XBRL for the Fund.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at (973) 802-6469.

Sincerely,

/s/ Jonathan D. Shain
Jonathan D. Shain
Assistant Secretary